SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      October 17, 2013
                        Date of Report
              (Date of Earliest Event Reported)

                  WHOLELIFE COMPANIES, INC.
	(Exact Name of Registrant as Specified in its Charter)

                 WHOLELIFE COMMUNITIES, INC.
       (Former Name of Registrant as Specified in its Charter)

Delaware	 	     000-54980 		    46-3461046
(State or other       (Commission File Number)    (IRS Employer
jurisdiction of                                 Identification No.)
incorporation)
                      820 N.E. 63rd Street
                  Oklahoma City, Oklahoma 73105
             (Address of Principal Executive Offices)

                        405-607-4256
               (Registrant's Telephone Number)

ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to WholeLife Companies, Inc. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             WHOLELIFE COMPANIES, INC.


Date: October 17, 2013       /s/  John B. Lowery
                                    President